                                                                      EXHIBIT 24

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of September 1994.

                                                   /s/ WAYNE R. HUNEKE

                                          --------------------------------------
                                                     Wayne R. Huneke

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ CAROLYN H. BALDWIN

                                          --------------------------------------
                                                    Carolyn H. Baldwin

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ F. CALEB BLODGETT

                                          --------------------------------------
                                                    F. Caleb Blodgett

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                     /s/ DAVID C. COX

                                          --------------------------------------
                                                       David C. Cox

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                     /s/ JAYE F. DYER

                                          --------------------------------------
                                                       Jaye F. Dyer

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                   /s/ JOHN H. FLITTIE

                                          --------------------------------------
                                                     John H. Flittie

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ LUELLA G. GOLDBERG

                                          --------------------------------------
                                                    Luella G. Goldberg

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ WILLIAM A. HODDER

                                          --------------------------------------
                                                    William A. Hodder

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                   /s/ JAMES J. HOWARD

                                          --------------------------------------
                                                     James J. Howard

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of September 1994.

                                                    /s/ RANDY C. JAMES

                                          --------------------------------------
                                                      Randy C. James

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of September 1994.

                                                 /s/ RICHARD L. KNOWLTON

                                          --------------------------------------
                                                   Richard L. Knowlton

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ DAVID A. KOCH

                                          --------------------------------------
                                                      David A. Koch

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                /s/ RICHARD M. KOVACEVICH

                                          --------------------------------------
                                                  Richard M. Kovacevich

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ GLEN D. NELSON

                                          --------------------------------------
                                                      Glen D. Nelson

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of September 1994.

                                                   /s/ JAMES J. RENIER

                                          --------------------------------------
                                                     James J. Renier

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ JOHN G. TURNER

                                          --------------------------------------
                                                      John G. Turner